Exhibit 1.2


                     Specimen of Preferred Stock Certificate

                             [FRONT OF CERTIFICATE]


                                     [LOGO]

PREFERRED STOCK                                              PREFERRED STOCK
   NUMBER                                                        SHARES

INCORPORATED UNDER THE LAWS                                  SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                    CERTAIN DEFINITIONS
                                                             AND LEGENDS


THIS CERTIFIES THAT
is the registered holder of

   FULLY PAID AND NON-ASSESSABLE SHARES OF PREFERRED STOCK, $.01 PAR VALUE OF
                              OMNIPOINT CORPORATION

(hereinafter  called  the  Corporation),   transferable  on  the  books  of  the
Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

     This  certificate  is not valid until  countersigned  and registered by the
Transfer  Agent  and  Registrar.   Witness  the  facsimile   signatures  of  the
Corporation's duly authorized officers.

Dated:

                     PRESIDENT AND               [SEAL]        SECRETARY
                      CHIEF EXECUTIVE OFFICER

                              [BACK OF CERTIFICATE]


                              OMNIPOINT CORPORATION

     The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
 -------------------------------------------------------------------------------

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM- as tenants in common   UNIF GIFT MIN ACT-__________Custodian___________
TEN ENT- as tenants by the entireties             (cust)            (Minor)
JT TEN-  as joint tenants with
         right of survivorship and          under Uniform Gifts to Minors Act
         not as tenants in common
                                            -------------------------
                                                     (State)

         Additional abbreviations may also be used not in the above list




     For Value Received, ___________ hereby sell, assign transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
          IDENTIFYING NUMBER OF ASSIGNEE

----------------------------------------------
_____________________________________________ Shares
of the capital stock represented by the within
Certificate, and do hereby irrevocably constitute and appoint
----------------------------------------------
Attorney to transfer the said Stock on the books of the within-named Corporation with the full power of substitution in the premises.

     Dated ________________19___
               In the presence of

----------------------       -----------------------


SIGNATURE GUARANTEED:_______________________________
                         THE  SIGNATURE(S)  SHOULD BE GUARANTEED BY AN ELIGIBLE
                     GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
                     PURSUANT TO S.E.C. RULE 17Ad-15.